SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 28, 1997



               EASTPOINT MALL LIMITED PARTNERSHIP
     (Exact name of registrant as specified in its charter)



      Delaware                 1-16024               13-3314601
State or other jurisdiction   Commission            IRS Employer
   of incorporation           File Number         Identification No.



3 World Financial Center, 29th Floor
New York, NY Attn: Andre Anderson                   10285-2900
Address of principal executive offices               Zip Code



Registrant's telephone number, including area code (212) 526-3237



Item 5. Other Events

The Special Meeting of Limited Partners of Eastpoint Mall Limited Partnership (the "Partnership") was held on Friday, November 28, 1997 at 9:00 a.m. At this Special Meeting, the Limited Partners holding a majority of the units of limited partnership interest in the Partnership approved the sale by the Partnership of its 90.9% general partnership interest in Eastpoint Partners, L.P., a New York limited partnership, constituting all of the Partnership's ownership interest in Eastpoint Mall, to Shopco Advisory Corporation, a New York corporation, or its assignee(s), and the subsequent liquidation and dissolution of the Partnership.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EASTPOINT MALL LIMITED PARTNERSHIP
                             Registrant

                             By:  EASTERN AVENUE INC.
                                  General Partner


Date:  November 28, 1997      By: /s/ Robert J. Hellman
                                  Robert J. Hellman
                                  President